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                  SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D. C.  20549



                               FORM 8-K



                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE

                    SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 15, 1994


                South Carolina Electric & Gas Company
        (Exact name of registrant as specified in its charter)



        South Carolina            1-3375               57-0248695
(State or other jurisdiction    (Commission          (IRS Employer
  of incorporation)              File Number)     Identification No.)



1426 Main Street, Columbia, South Carolina                   29201
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (803) 748-3000




     (Former name or former address, if changed since last report.)



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                   South Carolina Electric & Gas Company


Item 5. Other Events.

    The consent filed as an Exhibit hereto is being filed in connection with the change in identity of an expert referred to in the Prospectus included in Registration No. 33-49421.

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                   South Carolina Electric & Gas Company


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SOUTH CAROLINA ELECTRIC & GAS COMPANY
                                               (Registrant)




July 15, 1994                      By: s/K. B. Marsh
                                          K. B. Marsh
                                          Secretary



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